[LOGO OF FEDERATED INVESTORS]

John F. Donahue
President

Federated Stock and Bond Fund, Inc.

President's Message

Dear Shareholder:

I am pleased to present the Annual Report for Federated Stock and Bond Fund, Inc. This balanced fund started in 1934. For over six decades, the fund has maintained a balanced position with high-quality stocks and various grades of bonds--both U.S. government and corporate issues. Stocks are selected for capital appreciation, and the bonds are selected for income. Currently, 60% of the fund's assets are in stocks, and 40% are in bonds. At the end of the reporting period, the fund's $282 million portfolio was diversified across 90 equity and 92 debt securities.

This report covers the 12-month period from November 1, 1998 through October 31, 1999. It begins with an interview with equity manager Michael P. Donnelly, Senior Vice President, who co-manages the fund with bond manager Joseph M. Balestrino, Senior Vice President, both of Federated Investment Management Company. Following their discussion, detailing both the stock and bond markets and the fund's strategies, are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's stock and bond holdings, and third is the publication of the fund's financial statements.

Please review this report and the fund's stock and bond holdings. The corporations are easy to recognize as they provide goods and services that impact our lives daily, for example: AT&T, Bristol-Meyer Squibb, and Sun Microsystems. This balanced fund gives shareholders ownership of both high-quality stocks and bonds. This balanced and broad diversification helps reduce risk in both the stock and bond arenas. The fund's balanced approach has served shareholders well since the fund began operation, as the following total returns, based on net asset value, indicate.1

     Class A Shares (since December 31, 1968), 8.97%;

     Class B Shares (since August 30, 1996), 13.49%;

     Class C Shares (since April 19, 1993), 10.70%.

 1 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns since the fund began operation through October 31, 1999 for the fund's Class A, B, and C Shares, based on offering price (i.e., less any applicable sales charge), were 8.77%, 12.77%, and 10.70%, respectively.

During the fiscal year, both bonds and stocks experienced their share of volatility. While high-quality, large- cap stocks experienced positive returns, a number of the fund's "value" holdings lagged, as the market's performance was concentrated among large-cap "growth" stocks, particularly those within the technology sector. The entire bond market suffered as a rising rate environment caused prices to decline. This was due to the Federal Reserve Board's (the "Fed") raising interest rates three times in 1999. Nevertheless, the fund's shares produced positive total returns for this reporting period.

Individual share class total return performance for the 12-month reporting period, including income and capital gains distributions, follows./2/

                        Total Return            Income           Capital Gains            Net Asset Value Change

----------------------------------------------------------------------------------------------------------------

Class A Shares                   5.35%             $0.53                   $0.90         $19.14 to $18.71 = (2%)
----------------------------------------------------------------------------------------------------------------
Class B Shares                   4.63%             $0.39                   $0.90         $19.10 to $18.68 = (2%)
----------------------------------------------------------------------------------------------------------------
Class C Shares                   4.52%             $0.39                   $0.90         $19.07 to $18.63 = (2%)
----------------------------------------------------------------------------------------------------------------

Thank you for participating in the growth and income potential of Federated Stock and Bond Fund, Inc. You can easily increase your participation in the performance potential of this diversified stock and bond portfolio by reinvesting your quarterly earnings automatically in additional fund shares.

As always, we welcome your comments, questions and suggestions.

Sincerely,

John F. Donahue
President
December 15, 1999

2 The fund's total returns for the reporting period for Class A, B, and C
  Shares, based on offering price (i.e., less any applicable sales charge), were (0.43%), (0.75%), and 3.55%, respectively.

[Photo of Michael P. Donnelly]

Michael P. Donnelly
Senior Vice President

Federated Investment Management Company

[Photo of Joseph M. Balestrino]

Joseph M. Balestrino
Senior Vice President

Federated Investment Management Company

Investment Review

[Shareholders' Note: This fund is jointly managed by Mr. Donnelly, who is primarily responsible for the stock portion of the fund's portfolio, and Mr. Balestrino, who is primarily responsible for the bond portion of the fund's portfolio.]

What are your comments on the stock and bond markets over the fund's fiscal year, which saw a stock market of narrow breadth and a bond market impacted by rising yields?

STOCKS

Overall the fund's fiscal year was a period of positive performance for stocks as the Standard & Poors ("S&P") 500 Index1 returned 25.68%.However, this performance was delivered in a very narrow fashion as the returns were concentrated in a handful of ultra-large capitalization, predominantly technology growth stocks. The average stock in the S&P 500 Index returned 15.60% for the reporting period, and over one-half of the S&P 500 Index's fiscal year return was delivered by only eleven stocks, seven of which were technology stocks. In fact, five stocks--Microsoft, General Electric, Cisco Systems, Intel and America Onlineprovided nearly one-third of the S&P 500 Index's total return. For the reporting period, the technology sector within the S&P 500 Index returned 66%. The fund's "value" strategy struggled.

1 The S&P is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

  Investments cannot be made in an index.

  Surprisingly, the reporting period was quite volatile from a market leadership perspective. The market went from being extremely narrow for the first five months of the reporting period, to broadening significantly in the April to June time frame, and then reverting back to the old leadership for the final five months of the fiscal year. The fiscal year started with explosive returns, as the market dismissed the pessimism created by the Russian debt crisis and the Long Term Capital Management hedge fund problems.

  This dramatic recovery was concentrated in technology stocks and a short list of large capitalization growth stocks. Starting in April, however, market leadership rotated to a broader group of cyclical, commodity, and smaller capitalization stocks. This move was sparked by strong first quarter earnings, a revival in oil prices, and signs of a global economic recovery.

  The perceived revival of global economic activity benefited areas of the market, such as value stocks and small-cap stocks, that had not been the safe havens from the global economic turmoil of the previous two years, and whose earnings should benefit with a marked increase in global growth. However, this leadership was short-lived, as the market reverted back to former leadership--a fairly narrow list of technology and Internet growth stocks-- despite evidence of a continued global economic recovery. This narrowing for the last five months of the reporting period was perplexing from a normal market cycle perspective, but it appears that the market has become fixated on technology and momentum strategies.

BONDS

The bond market's total return performance for the first half of the year, as represented by the Lehman Brothers Government/Corporate Total Bond Index, was (0.12%).2 Bonds began the reporting period with a performance pattern far different than the extreme conditions exhibited throughout the preceding third quarter of 1998, when the international financial crisis accelerated and created a large "flight to quality" into U.S. Treasury securities and out of all "spread" products--corporates, mortgages, asset-backeds and emerging markets. During the fourth quarter of 1998, interest rate levels rose across the entire maturity spectrum with the 5-year Treasury yield rising the most, up 32 basis points. All spread sectors, on the other hand, generated positive returns with significant appreciation in the highest yielding asset classes--high-yield and emerging markets--the areas that bore the brunt of the third quarter 1998 downside volatility.

  From a total return standpoint, the second half of the 12-month reporting period, which began in May 1999, resembled the first half, as the Lehman Brothers Government/Corporate Total Bond Index again produced a (0.55%) return. The second six months saw a continuation of the robust economy and a higher interest rate pattern.

  In total, the U.S. economy surpassed consensus expectations, and many of the worldwide recessionary conditions significantly improved (Southeast Asia, excluding Japan, for example). In such a strong environment, interest rates rose across the entire maturity spectrum. Thus, total return performance was negative for most high-quality fixed-income sectors, with only relatively short maturity securities (i.e., 0-2 years) generating positive total returns.

2 Lehman Brothers Government/Corporate Total Bond Index is an unmanaged index of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and, publicly issued, fixed-rate, non-convertible, domestic bonds of companies in industry, public utilities, and finance. Investments cannot be made in an index.

  The latter part of the year saw moderation in terms of economic releasesand the resultant impact on interest rate movements. The Fed increased the Fed Funds Target Rate by 25 basis points at the end of the second quarter and once again midway through the third quarter of 1999. Given the overall magnitude of the interest rate increases from January to June, along with the widely anticipated "official" rate hikes, the market's reaction to the Fed's moves was largely nonexistent.

  For the 12-month reporting period, the bond market, as represented by the Lehman Brothers Government/Corporate Total Bond Index, produced a (0.66%) total return. In terms of relative fixed-income sector performance, all of the various spread sectors outperformed pure U.S. Treasury securities, generating modest but positive total returns. Included among the better performing sectors were mortgages, asset-backeds, investment- grade and high-yield corporate bonds. Thus, the incremental spread in income relative to Treasuries served to more than offset price deterioration caused by rising interest rates.

How did Federated Stock and Bond Fund, Inc. perform for its shareholders during the 12-month reporting period ended October 31, 1999?

For the 12-month reporting period, the fund's Class A, B, and C Shares produced total returns of 5.35%, 4.63%, and 4.52%, respectively, based on net asset value./3/ These returns were less than the 11.30% total return of the Lipper Balanced Funds Average./4/

3Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns for the fund's Class A, B, and C Shares, based on offering price (i.e., less any applicable sales charge), were (0.43%), (0.75%), and 3.55%, respectively.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

  The fund continued to show solid, long-term results. For example, the fund's average annual total returns, based on net asset value, for Class A Shares for the 5-year, 10-year, and sinceinception (12/31/68) periods ended October 31, 1999, were 14.25%, 10.65%, and 8.97%, respectively.5

What is your strategy for selecting stocks in this environment?

Our strategy in managing the fund remains consistent. We continue to add names to the portfolio that look attractive on our valuation disciplines and have favorable visible fundamentals, while eliminating those names with diminishing prospects and unattractive valuations. We believe that our disciplined, style-consistent approach will pay off as the market broadens and becomes more sensitive to valuation and less driven by momentum strategies.

What were some of the fund's recent stock purchases?

Recent stock purchases included the following:

Bank of America Corp. (1.8% of stock portfolio): Selling at a significant discount to its large peers, this leading national franchise was added to further build our exposure to the banking industry. The integration of Nations Bank is progressing well, and a recently announced share buyback should help the company to outperform its peers.

Bell South Corp. (1.2% of stock portfolio): After performing well in 1998, Bell South was struggling in 1999, bringing its valuation to two year lows relative to the other Baby Bells. Bell South has strong management and a faster growth rate than its Baby Bell peers.

5 Total returns for the fund's Class A Shares, based on offering price (i.e., less any applicable sales charge), for the 5-year, 10- year, and since inception (12/31/68) periods ended October 31, 1999 were 12.96%, 10.03%, and 8.77%, respectively.

Computer Sciences Corp. (1.2% of stock portfolio): This stock was purchased after mistakenly trading off with Enterprise Resource Planning (ERP) companies over year 2000 fears. The company is not dependent on ERP sales and continued to be a high-quality information tecnology outsourcing play, that has been winning a number of large outsourcing deals with a healthy pipeline going into the next year. Margin improvement should continue, and valuation is attractive.

  PPG Industries, Inc. (1.0% of stock portfolio): We purchased this well-run, high-return chemical company after relative valuations contracted over concerns of mild dilution caused by two acquisitions in their coatings business. We believe that both acquisitions add significantly to the value of the franchise, and that they will be integrated quicker than expected.

Textron, Inc. (1.2% of stock portfolio): We purchased the stock of this multi-industry company after it unduly sold-off over concerns about the commercial aerospace market. We expect the company to meet or exceed its earnings estimates for the fortieth straight quarter.

With respect to the fund's bond holdings, did you make any adjustments to the fund's duration and quality?

Adjustments were made to both duration and average quality during the reporting period. Interest rate exposure was reduced by shortening duration, and overall quality was increased generally by significantly allocating more assets to the mortgage-backed securities market and less to the high-yield corporate bond market.

What were the fund's top 10 holdings in stocks and bonds as of October 31, 1999, and how were the fund's holdings diversified by industry and quality?

STOCKS

                                                   Percentage
                                                    of Stock

Name                                                Portfolio

--------------------------------------------------------------
Sun Microsystems, Inc.                                    4.2%

--------------------------------------------------------------
Lexmark Intl. Group, Class A                              2.4%

--------------------------------------------------------------
Kimberly-Clark Corp.                                      2.3%

--------------------------------------------------------------
Conseco, Inc.                                             2.2%

--------------------------------------------------------------
Bristol-Myers Squibb Co.                                  2.2%

--------------------------------------------------------------
Bank of America Corp.                                     1.8%

--------------------------------------------------------------
Pharmacia & Upjohn, Inc.                                  1.7%

--------------------------------------------------------------
First Data Corp.                                          1.7%

--------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover Cos.                1.5%
--------------------------------------------------------------
AT&T Corp.                                                1.5%

--------------------------------------------------------------
 TOTAL                                                   21.5%

--------------------------------------------------------------


Sector                              Percentage              Percentage

                                     of Stock                 of S&P

                                     Portfolio               500 Index

----------------------------------------------------------------------
Finance                                   20.6%                   15.5%
----------------------------------------------------------------------
Technology                                16.6%                   23.5%
----------------------------------------------------------------------
Capital Goods                             11.0%                    8.5%
----------------------------------------------------------------------
Health Care                                9.9%                   10.7%
----------------------------------------------------------------------
Consumer Staples                           9.9%                   11.9%
----------------------------------------------------------------------
Energy                                     8.6%                    5.9%
----------------------------------------------------------------------
Consumer Cyclicals                         8.2%                    9.0%
----------------------------------------------------------------------
Communication Services                     6.7%                    8.5%
----------------------------------------------------------------------
Utilities                                  5.2%                    2.8%
----------------------------------------------------------------------
Basic Materials                            2.2%                    3.0%
----------------------------------------------------------------------
Transportation                             1.0%                    0.8%
----------------------------------------------------------------------

BONDS

                                                      Percentage
                                                        of Bond

Name/Coupon/Maturity                                   Portfolio

----------------------------------------------------------------------
U.S. Treasury Note, 5.25% due 05/15/2004                      5.92%
----------------------------------------------------------------------
U.S. Treasury Note, 5.625% due 05/15/2008                     4.76%
----------------------------------------------------------------------
U.S. Treasury Note, 7.875% due 11/15/2004                     4.61%
----------------------------------------------------------------------
U.S. Treasury Bond, 6.375% due 08/15/2027                     2.59%
----------------------------------------------------------------------
Shopko Stores, 9.25% due 3/15/2022                            1.76%
----------------------------------------------------------------------
Unisys Corp., 11.75% due 10/15/2004                           1.73%
----------------------------------------------------------------------
INCO, Ltd., 9.60% due 06/15/2022                              1.66%
----------------------------------------------------------------------
TKR Cable Inc., 10.50% due 10/30/2007                         1.65%
----------------------------------------------------------------------
Philip Morris, 6.00% due 07/15/2001                           1.62%
----------------------------------------------------------------------
U.S. Treasury Bond, 11.625% due 11/15/2004                    1.60%
----------------------------------------------------------------------
 TOTAL                                                       27.90%

----------------------------------------------------------------------


                                                 Percentage
                                                   of Bond

                                                  Portfolio

----------------------------------------------------------------------
AAA                                                   52.18%

----------------------------------------------------------------------
AA                                                     2.60%

----------------------------------------------------------------------
A                                                     15.46%

----------------------------------------------------------------------
BBB                                                   20.97%

----------------------------------------------------------------------
BB                                                     8.59%

----------------------------------------------------------------------
B                                                      0.19%

----------------------------------------------------------------------
CCC                                                    0.01%

----------------------------------------------------------------------

What is your outlook as we leave a weak year for bonds, a strong year for stocks, and approach the year 2000?

STOCKS

The market appears overvalued by all traditional measures, but no visible catalyst is positioned to change this. The two Fed tightenings of this summer have simply taken back some of the liquidity that the Fed provided last summer during the global financial crisis, and seem prudent given the apparent strength of the global economy, wage pressures, and oil price increases. The trade deficit and weak U.S. dollar are visible negatives. However, the market appears to be able to look through both. Corporate earnings still appear to be accelerating, and computer/technology-led productivity gains are keeping published inflation figures muted. Given the relative valuation disparities between the 30 largest public companies and the rest of the market, as well as an accelerating earnings environment, market breadth should improve. Year 2000 fears leading to general market uncertainty may be holding back this improvement currently, but we believe as we progress toward year-end, the market will discount these fears and fundamentals should prevail.

BONDS

Both domestic and foreign economies will definitely be entering the year 2000 on much stronger footing than the previous year, arguing for a cautious outlook in the fixed-income markets. On the other hand, domestic interest rates have now risen steadily for over one year, providing comfort that a more stable environment may be in store for the year 2000. Additionally, consumer demand indicators, which fueled the economy over the first half of 1999, are clearly pointing to a slower growth environment. Included are such visible signs as falling consumer confidence, auto sales and general retail sales activity. In summary, fund management maintains a neutral position on the direction of interest rates, feeling that the vast majority of rate increases may indeed be concluded. The fund will also continue to emphasize the higher yielding bond sectors, where particular value may have yet to be realized.

1 Lower rated bonds involve a higher degree of risk than investment grade bonds in return for higher yield potential.

Two Ways You May Seek to Invest for Success:

Initial Investment

If you had made an initial investment of $31,000 in the Class A Shares of Federated Stock and Bond Fund, Inc. on 12/31/68, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $417,158 on 10/31/99. You would have earned an 8.80%1 average annual total return for the investment life span.

  One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/99, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were

1.55% 12.77%, and 9.81%, respectively. Class B Shares' average annual 1-year and since-inception (8/30/96) total returns were 1.20% and 12.64%, respectively. Class C Shares' average annual 1-year, 5-year and since-inception (4/19/93) total returns were 5.59%, 13.13%, and 10.62%, respectively.2

Graphic representation omitted.  See Appendix 1.

1 Total return represents the change in the value of an investment after investing all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares.Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

One Step At a Time

$1,000 initial investment and subsequent investments of $1,000 each year for 30 years (reinvesting all dividends and capital gains) grew to $222,101.

  With this approach, the key is consistency.

  If you had started investing $1,000 annually in the Class A Shares of Federated Stock and Bond Fund, Inc. on 12/31/68, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $31,000, but your account would have reached a total value of $222,1011 by 10/31/99. You would have earned an average annual total return of 10.62%.

  A practical investment plan helps you pursue long-term growth of capital and income through a balanced portfolio of stocks and bonds. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can workfor you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

Graphic representation omitted.  See Appendix 2.

                             [GRAPH APPEARS HERE]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Investing for College Education

David and Joan Rice are a fictional couple who, like many shareholders, are searching for a way to make their money grow over time.

  David and Joan are planning for the college education of their children. On October 31, 1989, they invested $5,000 in the Class A Shares of Federated Stock and Bond Fund, Inc. Since then, David and Joan have made additional investments of $250 every month.

  As this chart shows, over 10 years, the original $5,000 investment, along with their additional monthly $250 investments totaling $35,000, has grown to $65,320. This represents a10.62% average annual total return.1 For the Rices, a dedicated program of monthly investments really paid off.

Graphic representation omitted.  See Appendix 3.

1 This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance does not guarantee future results.

Federated Stock and Bond Fund, Inc.-Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Stock and Bond Fund, Inc. (Class A Shares) (the "Fund") from October 31, 1989 to October 31, 1999 compared to the Standard and Poor's 500 Index (S&P
500),2 the Lehman Brothers Government/Corporate Bond Index (LBGCBI)/2/ and the
Lipper Balanced Funds Average (LBFA)./3/

Graphic representation omitted.  See Appendix 4.


Average Annual Total Return4 For The Period Ended
October 31, 1999

-------------------------------------------------------------------
1 Year                                                      (0.43%)

-------------------------------------------------------------------
5 Years                                                     12.96%
-------------------------------------------------------------------
10 Years                                                    10.03%
-------------------------------------------------------------------
Start of Performance (12/31/68)                              8.77%

-------------------------------------------------------------------

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBGCBI, and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and in the average.

2The S&P 500 and the LBGCBI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a Fund's performance.

4 Total return quoted reflects all applicable sales charges.

Federated Stock and Bond Fund, Inc.-Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Stock and Bond Fund, Inc. (Class B Shares) (the "Fund") from August 30, 1996 (start of performance) to October 31, 1999, compared to the Standard and Poor's 500 Index (S&P 500),2 the Lehman Brothers Government/Corporate Bond Index (LBGCBI)2 and the Lipper Balanced Funds Average (LBFA).3


Average Annual Total Return4 For The Period Ended
October 31, 1999

------------------------------------------------------------------
1 Year                                                     (0.75%)

------------------------------------------------------------------
Start of Performance (8/30/96)                             12.77%

------------------------------------------------------------------
Graphic representation omitted.  See Appendix 5.


                             [GRAPH APPEARS HERE]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge on any redemption of shares held up to four years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption of shares held up to one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBGCBI and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and in the average.

2The S&P 500 and the LBGCBI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a Fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Stock and Bond Fund, Inc.-Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Stock and Bond Fund, Inc. (Class C Shares) (the "Fund") from April 19, 1993 (start of performance) to October 31, 1999, compared to the Standard and Poor's 500 Index (S&P 500),2 the Lehman Brothers Government/Corporate Bond Index (LBGCBI)2 and the Lipper Balanced Funds Average (LBFA).3


Average Annual Total Return4 For The Period Ended
October 31, 1999

-----------------------------------------------------------------
1 Year                                                      3.55%

-----------------------------------------------------------------
5 Years                                                    13.33%
-----------------------------------------------------------------
Start of Performance (4/19/93)                             10.70%

-----------------------------------------------------------------

Graphic representation omitted.  See Appendix 6.

                             [GRAPH APPEARS HERE]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption withinone year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBGCBI and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and in the average.

 2 The S&P 500 and the LBGCBI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

 3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a Fund's performance.

 4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

OCTOBER 31, 1999


Shares                                                                                           Value

------------------------------------------------------------------------------------------------------
                 COMMON STOCKS-55.9%
                 Basic Materials-1.2%

    88,965       Archer-Daniels-Midland Co.                                               $  1,095,382

   220,700       LTV Corp.                                                                     800,037
    26,900       PPG Industries, Inc.                                                        1,630,813
                 TOTAL                                                                       3,526,232
                 Capital Goods-6.2%

    31,300       Allied-Signal, Inc.                                                         1,782,144
    33,800       Deere & Co.                                                                 1,225,250
    29,000       Ingersoll-Rand Co.                                                          1,515,250
    29,000       Johnson Controls, Inc.                                                      1,761,750
    19,348       Koninklijke (Royal) Philips Electronics NV, ADR                             2,010,983
    26,700       Northrop Grumman, Corp.                                                     1,465,162
    44,300       Parker-Hannifin Corp.                                                       2,029,494
    74,800       Tenneco, Inc.                                                               1,196,800
    24,300       Textron, Inc.                                                               1,875,656
    49,912       Tyco International Ltd.                                                     1,993,360
    34,100       Waste Management, Inc.                                                        626,588
                 TOTAL                                                                      17,482,437
                 Communication Services-3.8%

    51,050       AT&T Corp.                                                                  2,386,587
    26,300       Bell Atlantic Corp.                                                         1,707,856
    42,200       BellSouth Corp.                                                             1,899,000
    30,300       GTE Corp.                                                                   2,272,500
    38,900       U.S. West, Inc.                                                             2,375,331
                 TOTAL                                                                      10,641,274
                 Consumer Cyclicals-4.6%

    30,500       Block (H&R), Inc.                                                           1,298,156
    74,700       Cooper Tire & Rubber Co.                                                    1,255,894
    33,604       Delphi Automotive                                                             552,366
    60,900       Dillards, Inc., Class A                                                     1,149,487
    28,800       General Motors Corp.                                                        2,023,200
    61,400       Hasbro, Inc.                                                                1,266,375
    94,800    1  K Mart Corp.                                                                  953,925


                 COMMON STOCKS-continued

                 Consumer Cyclicals-continued

     7,700       Knight-Ridder, Inc.                                                      $    488,950
    66,200       News Corp. Ltd., ADR                                                        1,824,637
    40,900       Wal-Mart Stores, Inc.                                                       2,318,519
                 TOTAL                                                                      13,131,509
                 Consumer Staples-5.6%

    59,200       Kimberly-Clark Corp.                                                        3,737,000
    44,400    1  King World Productions, Inc.                                                1,720,500
    48,100       Nabisco Group Holdings Corp.                                                  616,281
    38,600       Philip Morris Cos., Inc.                                                      972,238
    82,400       Sara Lee Corp.                                                              2,229,950
    32,000    1  Tricon Global Restaurants, Inc.                                             1,286,000
    55,300       UST, Inc.                                                                   1,531,119
    22,596       Unilever N.V., ADR                                                          1,506,871
    47,500    1  Viacom, Inc., Class A                                                       2,164,219
                 TOTAL                                                                      15,764,178
                 Energy-4.8%

    46,100       Ashland, Inc.                                                               1,521,300
    13,200       Atlantic Richfield Co.                                                      1,230,075
    17,600       Chevron Corp.                                                               1,607,100
    78,700       ENSCO International, Inc.                                                   1,524,813
    23,800       Exxon Corp.                                                                 1,762,688
    33,000       Royal Dutch Petroleum Co., ADR                                              1,977,938
    51,300       Sunoco, Inc.                                                                1,237,612
    21,300       Texaco, Inc.                                                                1,307,287
    52,000       USX Corp.                                                                   1,514,500
                 TOTAL                                                                      13,683,313
                 Finance-11.3%

    22,950  2,3  ABB AB, ADR                                                                 2,148,356
    28,100       Allmerica Financial Corp.                                                   1,606,969
    59,500       Allstate Corp.                                                              1,710,625
    31,500       Bank One Corporation                                                        1,183,219
    44,400       Bank of America Corp                                                        2,858,250
    42,360       Bear Stearns Cos., Inc.                                                     1,805,595
    23,600       CIGNA Corp.                                                                 1,764,100
    84,700       CIT Group, Inc., Class A                                                    2,022,212
                 COMMON STOCKScontinued
                 Financecontinued

   145,500       Conseco, Inc.                                                            $  3,537,469
    30,700       Hartford Financial Services Group, Inc.                                     1,590,644
    41,900       Lincoln National Corp.                                                      1,932,637
    25,600       Loews Corp.                                                                 1,814,400
    25,400       MBIA Insurance Corp.                                                        1,449,388
    24,400       Marsh & McLennan Cos., Inc.                                                 1,929,125
    21,800       Morgan Stanley, Dean Witter & Co.                                           2,404,813
    62,700       Washington Mutual, Inc.                                                     2,253,281
                 TOTAL                                                                      32,011,083
                 Health Care-5.6%

    45,500       Abbott Laboratories                                                         1,837,062
    28,900       Baxter International, Inc.                                                  1,874,887
   181,500    1  Beverly Enterprises, Inc.                                                     714,656
    45,700       Bristol-Myers Squibb Co.                                                    3,510,331
   171,600    1  HEALTHSOUTH, Corp.                                                            986,700
    25,900       Merck & Co., Inc.                                                           2,060,669
    50,700       Pharmacia & Upjohn, Inc.                                                    2,734,631
    40,700       United Healthcare Corp.                                                     2,103,681
                 TOTAL                                                                      15,822,617
                 Technology-9.3%

    28,700    1  Computer Sciences Corp.                                                     1,971,331
    22,100       Eastman Kodak Co.                                                           1,523,519
    38,900       Electronic Data Systems Corp.                                               2,275,650
    57,500       First Data Corp.                                                            2,627,031
    67,100       Galileo International, Inc.                                                 2,017,194
    24,100       International Business Machines Corp.                                       2,370,837
    48,800    1  Lexmark Intl. Group, Class A                                                3,809,450
    24,500    1  Novell, Inc.                                                                  491,531
    45,200    1  Seagate Technology, Inc.                                                    1,330,575
    86,600    1  Storage Technology Corp.                                                    1,363,950
    63,100    1  Sun Microsystems, Inc.                                                      6,676,769
                 TOTAL                                                                      26,457,837
                 Transportation-0.6%

     5,200       Ryder Systems, Inc.                                                           111,150



Shares or
Principal

 Amount                                                                                                             Value

-------------------------------------------------------------------------------------------------------------------------
                     COMMON STOCKS-continued

                     Transportation-continued

       28,100        Union Pacific Corp.                                                                        1,566,575
                     TOTAL                                                                                      1,677,725
                     Utilities-2.9%

       66,400        Entergy Corp.                                                                              1,987,850
       31,200        FPL Group, Inc.                                                                            1,569,750
       56,400        P G & E Corp.                                                                              1,293,675
       41,100        Public Service Enterprises Group, Inc.                                                     1,626,019
       66,800        Reliant Energy, Inc.                                                                       1,820,300
                     TOTAL                                                                                      8,297,594
                     TOTAL COMMON STOCKS (IDENTIFIED COST $131,402,852)                                       158,495,799
                     PREFERRED STOCK-0.3%
                     Financials-0.3%

        1,000        Highwoods Properties, Inc., REIT Perpetual Pfd. Stock, Series A, $86.25                      735,120
                     (IDENTIFIED COST $997,337)
                     ASSET-BACKED SECURITIES-0.6%

$   1,250,000   2,3  125 Home Loan Owner Trust 1998-1A, Class B1, 9.26%, 2/15/2029                              1,069,137
      137,766        Green Tree Home Equity Loan Trust 1999-A, Class B2A, 7.44%, 2/15/2029                        137,508
      189,695   2,3  Merrill Lynch Mortgage Investors, Inc. 1998-FF3, Class BB, 5.50%, 11/20/2029                 182,166
      288,059     2  SMFC Trust Asset-Backed Certificates, Series 1997-A, Class B1-4, 7.7191%, 1/28/2025          243,770
                     TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $1,834,103)                                 1,632,581
                     CORPORATE BONDS-19.5%
                     Automobiles-0.6%

      800,000        Hertz Corp., Sr. Note, 7.00%, 1/15/2028                                                      720,208
    1,000,000        Meritor Automotive, Inc., Note, 6.80%, 2/15/2009                                             929,739
                     TOTAL                                                                                      1,649,947
                     Banking-0.6%

      500,000   2,3  Den Danske Bank Group, Note, 7.40%, 6/15/2010                                                493,070
      100,000   2,3  Den Danske Bank Group, Sub. Note, 7.25%, 6/15/2005                                            99,323
      500,000   2,3  Swedbank, Sub., 7.50%, 11/29/2049                                                            473,959
      700,000        National Bank of Canada, Montreal, Sub. Note, 8.125%, 8/15/2004                              733,614
                     TOTAL                                                                                      1,799,966
                     Basic Industry-1.7%

    1,000,000        Barrick Gold Corp., Deb., 7.50%, 5/1/2007                                                    992,050
    1,325,000        Inco Ltd., Note, 9.60%, 6/15/2022                                                          1,283,103



Principal

Amount                                                                                                                Value

---------------------------------------------------------------------------------------------------------------------------
                     CORPORATE BONDS-continued

                     Basic Industry-continued

$    500,000    2,3  Normandy Finance Ltd., Company Guarantee, 7.50%, 7/15/2005                               $      475,920
   1,000,000         Placer Dome, Inc., Bond, 8.50%, 12/31/2045                                                      946,130
     150,000         Pope & Talbot, Inc., Deb., 8.375%, 6/1/2013                                                     134,728
     200,000         Santa Fe Pacific Gold, Deb., 8.375%, 7/1/2005                                                   194,060
     680,000         Southdown, Inc., Sr. Sub. Note, 10.00%, 3/1/2006                                                738,337
                     TOTAL                                                                                         4,764,328
                     Chemicals0.5%

     400,000    2,3  Fertinitro Finance, Company Guarantee, 8.29%, 4/1/2020                                          274,238
   1,250,000    2,3  Reliance Industries Ltd., Bond, 8.25%, 1/15/2027                                              1,147,450
                     TOTAL                                                                                         1,421,688
                     Consumer Durables0.3%

   1,000,000         Arvin Industries, Inc., 9.50%, 2/1/2027                                                         966,360
                     Consumer Non-Durables0.7%
   1,281,000         Philip Morris Cos., Inc., Deb., 6.00%, 7/15/2001                                              1,251,537
     750,000         Philip Morris Cos., Inc., Deb., 7.75%, 1/15/2027                                                691,740
                     TOTAL                                                                                         1,943,277
                     Education0.3%

   1,000,000         Boston University, 7.625%, 7/15/2097                                                            942,610
                     Energy0.3%
     750,000         Sun Co., Inc., 9.00%, 11/1/2024                                                                 811,163
                     Energy - Oil & Gas0.4%
   1,250,000         Husky Oil Ltd., Sr. Note, 7.125%, 11/15/2006                                                  1,156,763
                     Finance4.1%
     500,000         Amvescap PLC, Sr. Note, 6.60%, 5/15/2005                                                        478,065
     450,000         Conseco, Inc., Note, 6.40%, 2/10/2003                                                           424,872
   1,000,000         Conseco, Inc., Sr. Note, 10.50%, 12/15/2004                                                   1,076,480
     300,000         Corp Andina De Fomento, Sr. Note, 7.75%, 3/1/2004                                               299,739
   1,250,000         Delphi Financial Group, Inc., 9.31%, 3/25/2027                                                1,202,700
     250,000         Delphi Financial Group, Inc., Note, 8.00%, 10/1/2003                                            248,928
   1,125,000    2,3  FMR Corp., Deb., 7.57%, 6/15/2029                                                             1,119,161
     750,000         FirstBank Puerto Rico, Sub. Note, 7.625%, 12/20/2005                                            707,835
   1,000,000         Ford Motor Credit Corp., Unsub., 6.875%, 6/5/2001                                               997,031
     500,000         General Electric Capital Corp., Medium Term Note, 6.65%, 9/3/2002                               500,775

                     CORPORATE BONDS-continued

                     Finance-continued

$    300,000         General Motors Corp., Medium Term Note, 9.45%, 11/1/2011                                 $      350,040
   1,000,000         Green Tree Financial Corp., Sr. Sub. Note, 10.25%, 6/1/2002                                   1,047,620
   1,225,000         Lehman Brothers Holdings, Inc., Bond, 6.20%, 1/15/2002                                        1,203,808
     375,000         Provident Cos., Inc., Bond, 7.405%, 3/15/2038                                                   336,866
   1,000,000         Santander Finance Issuance, SA, Bank Guarantee, 7.875%, 4/15/2005                             1,017,130
     750,000         USF&G Corp., Company Guarantee, 8.47%, 1/10/2027                                                740,805
                     TOTAL                                                                                        11,751,855
                     Finance-Insurance-0.5%

     750,000    2,3  Life Re Capital Trust I, Company Guarantee, 8.72%, 6/15/2027                                    768,465
     750,000    2,3  Union Central Life Insurance Co., Note, 8.20%, 11/1/2026                                        751,110
                     TOTAL                                                                                         1,519,575
                     Forest Products & Publishing-0.4%

   1,000,000         Donohue Forest Products, 7.625%, 5/15/2007                                                    1,002,540
     250,000         Quno Corp., Sr. Note, 9.125%, 5/15/2005                                                         263,668
                     TOTAL                                                                                         1,266,208
                     Health Care-0.3%

     550,000         Tenet Healthcare Corp., Sr. Note, 8.00%, 1/15/2005                                              517,000
     500,000         Tenet Healthcare Corp., Sr. Sub. Note, 8.125%, 12/1/2008                                        455,000
                     TOTAL                                                                                           972,000
                     Printing & Publishing-0.4%

   1,000,000         News America Holdings, Inc., 10.125%, 10/15/2012                                              1,099,510
                     Producer Manufacturing-0.4%
   1,000,000         Anixter International, Inc., Company Guarantee, 8.00%, 9/15/2003                                995,170
                     RaceTrack-0.3%
     850,000    2,3  International Speedway Corp., Sr. Note, Series 144A, 7.875%, 10/15/2004                         848,835
                     Real Estate-1.1%
   1,000,000         Price REIT, Inc., Sr. Note, 7.50%, 11/5/2006                                                    981,950
     500,000         Simon Property Group, Inc., Note, 7.125%, 2/9/2009                                              463,285
     500,000         Storage USA, 8.20%, 6/1/2017                                                                    454,265
     750,000         Storage USA, Deb., 7.50%, 12/1/2027                                                             618,285
     600,000         Sun Communities, Inc., Medium Term Note, 6.77%, 5/16/2005                                       548,544
                     TOTAL                                                                                         3,066,329
                     CORPORATE BONDS-continued

                     Retail Trade-1.8%

$    500,000         Dayton-Hudson Corp., Deb., 10.00%, 12/1/2000                                             $      518,665
   1,000,000         Harcourt General, Inc., Sr. Deb., 7.20%, 8/1/2027                                               884,010
   1,123,339         K Mart Corp., Pass Thru Cert., 8.54%, 1/2/2015                                                1,113,005
   1,000,000         May Department Stores Co., Deb., 8.125%, 8/15/2035                                            1,027,870
     250,000         Sears, Roebuck & Co., Medium Term Note, 10.00%, 2/3/2012                                        291,052
   1,250,000         Shopko Stores, Inc., Sr. Note, 9.25%, 3/15/2022                                               1,358,575
                     TOTAL                                                                                         5,193,177
                     Services-1.5%

   1,000,000         Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013                                            1,122,310
   1,200,000         TKR Cable, Inc., Deb., 10.50%, 10/30/2007                                                     1,272,672
   1,000,000         USA Waste Services, Inc., Sr. Note, 7.125%, 10/1/2007                                           851,920
   1,000,000         WMX Technologies, Inc., Deb., 8.75%, 5/1/2018                                                   905,980
                     TOTAL                                                                                         4,152,882
                     Sovereign Government-0.3%

     250,000         Quebec, Province of, Deb., 9.125%, 8/22/2001                                                    259,357
     500,000         Sweden, Kingdom of, Deb., 10.25%, 11/1/2015                                                     608,495
                     TOTAL                                                                                           867,852
                     Technology-0.8%

   1,000,000         Dell Computer Corp., Deb., 7.10%, 4/15/2028                                                     923,130
   1,200,000         Unisys Corp., Sr. Note, 11.75%, 10/15/2004                                                    1,332,000
                     TOTAL                                                                                         2,255,130
                     Telecommunications-0.3%

     750,000         MetroNet Escrow Corp., Sr. Note, 10.625%, 11/1/2008                                             855,000
                     Transportation-0.1%
     255,000         Southwest Airlines Co., Deb., 7.375%, 3/1/2027                                                  247,345
                     Utilities-1.4%
     750,000    2,3  Edison Mission Holding Co., Sr. Secd. Note, 8.734%, 10/1/2026                                   724,613
   1,000,000         Enersis S.A., Note, 7.40%, 12/1/2016                                                            836,940
     750,000    2,3  Israel Electric Corp. Ltd., Sr. Note, 7.875%, 12/15/2026                                        679,890
     100,000    2,3  Israel Electric Corp. Ltd., Sr. Secd. Note, 7.75%, 3/1/2009                                      98,451
     500,000         LCI International, Inc., Sr. Note, 7.25%, 6/15/2007                                             493,200
     600,000         Puget Sound Energy, Inc., Medium Term Note, 7.02%, 12/1/2027                                    548,592

                     CORPORATE BONDS-continued

                     Utilities-continued

$    150,000         Qwest Communications International, Inc., Sr. Note, Series B, 7.50%, 11/1/2008           $      147,750
     500,000    2,3  Tenaga Nasional Berhad, Deb., 7.50%, 1/15/2096                                                  360,300
                     TOTAL                                                                                         3,889,736
                     Utility - Telephone-0.4%
   1,015,000         Paramount Communications, Inc., Sr. Deb., 8.25%, 8/1/2022                                     1,013,752
                     TOTAL CORPORATE BONDS (IDENTIFIED COST $58,229,068)                                          55,450,458
                     GOVERNMENTS AGENCIES-6.1%
                     Treasury Securities-6.1%

   1,000,000         United States Treasury Bond, 11.625%, 11/15/2004                                              1,233,990
     400,000         United States Treasury Bond, 6.125%, 11/15/2027                                                 386,760
   2,000,000         United States Treasury Bond, 6.375%, 8/15/2027                                                1,994,560
     750,000         United States Treasury Bond, 8.125%, 5/15/2021                                                  890,400
     790,000         United States Treasury Bond, 8.75%, 5/15/2017                                                   975,445
   4,700,000         United States Treasury Note, 5.25%, 5/15/2004                                                 4,568,964
   3,800,000         United States Treasury Note, 5.625%, 5/15/2008                                                3,667,798
   3,300,000         United States Treasury Note, 7.875%, 11/15/2004                                               3,555,948
                     TOTAL GOVERNMENTS AGENCIES (IDENTIFIED COST $18,244,845)                                     17,273,865
                     Municipals-1.0%
     500,000         Atlanta & Fulton County, GA, Recreation Authority, Taxable Revenue Bonds, Series 1997,          468,970
                     7.00% Bonds (Downtown Arena Project)/(FSA INS), 12/1/2028
   1,000,000         Harvard University, MA, Revenue Bonds, 8.125% Bonds, 4/15/2007                                1,069,260
   1,000,000         Kansas City, MO Redevelopment Authority, Taxable, 7.65% Bonds (FSA LOC), 11/1/2018              994,260
     250,000         McKeesport, PA, Taxable GO Series B 1997, 7.30% Bonds (MBIA INS), 3/1/2020                      241,245
                     TOTAL MUNICIPALS (IDENTIFIED COST $2,801,355)                                                 2,773,735
                     Mutual Funds-14.0%
   4,066,604         Federated Mortgage Core Portfolio                                                            39,364,729
      41,742         Federated High Yield Bond Portfolio                                                             361,068
                     TOTAL MUTUAL FUNDS (IDENTIFIED COST $40,393,577)                                             39,725,797
                     REPURCHASE AGREEMENT-1.9%/4/
$  5,480,000         ABN AMRO, Inc., 5.34%, dated 10/29/1999, due 11/1/1999 (AT AMORTIZED COST)               $    5,480,000
                     TOTAL INVESTMENTS (IDENTIFIED COST $259,383,137)/5/                                      $  281,567,355

1  Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At October 31, 1999, these securities amounted to $11,958,214 which represents 4.2% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $11,714,444 which represents 4.1% of net assets.

3 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's board of directors.

4 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in joint account with other Federated funds.

5 Pursuant to an Exemptive order, the fund may invest in Federated Core Trust
  (the "Trust") which is also managed by Federated Investment Management Company, the fund's adviser. The Trust is an open-end management investment company under the Investment Company Act of 1940 available only to registered investment companies and other institutional investors. High Yield Bond Portfolio and Federated Mortgage Core Portfolio (the "Portfolios") are two series of the Trust. Federated receives no fees on behalf of the Portfolios. Income distributions from the Portfolios are declared daily and paid monthly. Income distributions earned by the fund are recorded as dividend income in the accompanying financial statements.

6 The cost of investments for federal tax purposes amounts to $261,970,763. The net unrealized appreciation of investments on a federal tax basis amounts to $19,596,592 which is comprised of $38,625,753 appreciation and $19,029,161 depreciation at October 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($283,523,836) at October 31, 1999.

The following acronyms are used throughout this portfolio:

ADR     American Depositary Receipt
FSA     Financial Security Assurance
INS     Insured
LOC     Letter of Credit
MBIA    Municipal Bond Investors Assurance
REIT    Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

OCTOBER 31, 1999

Assets:

Total investments in securities, at value (identified cost $259,383,137                                         $   281,567,355
 and tax cost $261,970,763)

Income receivable                                                                                                     2,385,216
Receivable for investments sold                                                                                         830,189
Receivable for shares sold                                                                                              508,334
 TOTAL ASSETS                                                                                                       285,291,094
Liabilities:
Payable for investments purchased                                                                 $ 1,345,072
Payable for shares redeemed                                                                           323,496
Payable to Bank                                                                                        22,050
Payable for taxes withheld                                                                                958
Accrued expenses                                                                                       75,682
 TOTAL LIABILITIES                                                                                                    1,767,258
Net Assets for 15,163,444 shares outstanding                                                                    $   283,523,836
Net Assets Consist of:

Paid-in capital                                                                                                 $   256,830,168
Net unrealized appreciation of investments                                                                           22,184,218
Accumulated net realized gain on investments                                                                          3,826,342
Undistributed net investment income                                                                                     683,108
 TOTAL NET ASSETS                                                                                               $   283,523,836
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:

Net Asset Value Per Share ($209,984,918 / 11,223,435 shares outstanding)                                           $      18.71
Offering Price Per Share (100/94.50 of $18.71)/1/                                                                  $      19.80
Redemption Proceeds Per Share                                                                                      $      18.71
Class B Shares:

Net Asset Value Per Share ($53,153,767 / 2,845,946 shares outstanding)                                             $      18.68
Offering Price Per Share                                                                                           $      18.68
Redemption Proceeds Per Share (94.50/100 of $18.68)/1/                                                             $      17.65
Class C Shares:

Net Asset Value Per Share ($20,385,151 / 1,094,063 shares outstanding)                                             $      18.63
Offering Price Per Share                                                                                           $      18.63
Redemption Proceeds Per Share (99/100 of $18.63)/1/                                                                $      18.44

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED OCTOBER 31, 1999


Investment Income:

Dividends (net of foreign taxes withheld of $26,271)                                                 $   4,472,118
Interest                                                                                                 6,564,248
 TOTAL INCOME                                                                                           11,036,366
Expenses:
Investment advisory fee                                                         $ 1,967,368
Administrative personnel and services fee                                           202,414
Custodian fees                                                                       17,909
Transfer and dividend disbursing agent fees and expenses                            238,920
Directors'/Trustees' fees                                                            12,203
Auditing fees                                                                        16,080
Legal fees                                                                            3,096
Portfolio accounting fees                                                            95,843
Distribution services feeClass B Shares                                             302,829
Distribution services feeClass C Shares                                             123,106
Shareholder services feeClass A Shares                                              530,002
Shareholder services feeClass B Shares                                              100,943
Shareholder services feeClass C Shares                                               41,035
Share registration costs                                                             53,849
Printing and postage                                                                 52,518
Taxes                                                                                16,061
Miscellaneous                                                                        21,525
 TOTAL EXPENSES                                                                   3,795,701
Expense Reduction:
Fees paid indirectly from directed broker arrangements                                                     (15,293)
Net expenses                                                                                             3,780,408
Net investment income                                                                                    7,255,958
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments                                                                         4,000,426
Net change in unrealized appreciation of investments                                                      (903,649)
Net realized and unrealized gain on investments                                                          3,096,777
Change in net assets resulting from operations                                                       $  10,352,735

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


Year Ended October 31                                                                      1999                       1998
Increase (Decrease) in Net Assets
Operations:

Net investment income                                                                $    7,255,958             $    6,563,690
Net realized gain on investments ($6,415,282and $11,079,396, respectively,                4,000,426                 11,035,163
 as computed for tax purposes)

Net change in unrealized appreciation of investments                                       (903,649)                 1,575,841
 CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                          10,352,735                 19,174,694
Distributions to Shareholders:
Distributions from net investment income

Class A Shares                                                                           (5,762,612)                (6,313,087)
Class B Shares                                                                             (781,333)                  (396,588)
Class C Shares                                                                             (316,455)                  (114,568)
Distributions from net realized gains on investments

Class A Shares                                                                           (9,293,762)               (21,222,534)
Class B Shares                                                                           (1,272,602)                  (737,810)
Class C Shares                                                                             (512,145)                  (149,001)
 CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS                      (17,938,909)               (28,933,588)
Share Transactions:
Proceeds from sale of shares                                                            140,639,815                100,669,369
Net asset value of shares issued to shareholders in payment of distributions             15,292,348                 24,499,769
 declared

Cost of shares redeemed                                                                 (97,770,656)               (50,977,134)
 CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                                  58,161,507                 74,192,004
Change in net assets                                                                     50,575,333                 64,433,110
Net Assets:
Beginning of period                                                                     232,948,503                168,515,393
End of period (including undistributed net investment income of $683,108 and         $  283,523,836             $  232,948,503
 $287,550, respectively)


See Notes which are an integral part of the Financial Statements

Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Year Ended October 31                           1999               1998              1997               1996              1995
Net Asset Value, Beginning of Period          $  19.14           $  20.46          $  18.96           $  18.38          $  16.25
Income From Investment Operations:

Net investment income                             0.55               0.65              0.63               0.61              0.63
Net realized and unrealized gain on               0.45               1.37              3.34               1.81              2.21
 investment

 TOTAL FROM INVESTMENT OPERATIONS                 1.00               2.02              3.97               2.42              2.84
Less Distributions:
Distributions from net investment income         (0.53)             (0.69)            (0.56)             (0.63)            (0.62)
Distributions from net realized gain on          (0.90)             (2.65)            (1.91)             (1.21)            (0.09)
 investments

 TOTAL DISTRIBUTIONS                             (1.43)             (3.34)            (2.47)             (1.84)            (0.71)
Net Asset Value, End of Period                $  18.71           $  19.14          $  20.46           $  18.96          $  18.38
Total Return1                                     5.35%             11.09%            23.02%             14.57%            17.99%

Ratios to Average Net Assets:

Expenses2                                         1.25%              1.32%             1.37%              1.37%             1.38%
Net investment income/2/                          2.85%              3.23%             2.90%              3.17%             3.40%
Expenses (after waivers)                          1.25%              1.25%             1.21%              1.10%             1.07%
Net investment income (after waivers)             2.85%              3.30%             3.06%              3.44%             3.71%
Supplemental Data:

Net assets, end of period (000 omitted)       $209,985           $196,149          $162,780           $130,694          $134,669
Portfolio turnover                                  46%                53%               87%                74%               68%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Year Ended October 31                                            1999            1998           1997               1996/1/
Net Asset Value, Beginning of Period                          $ 19.10         $ 20.45         $18.96             $17.89
Income From Investment Operations:

Net investment income                                            0.42            0.50           0.51               0.02
Net realized and unrealized gain on investments                  0.45            1.37           3.34               1.05
 TOTAL FROM INVESTMENT OPERATIONS                                0.87            1.87           3.85               1.07
Less Distributions:
Distributions from net investment income                        (0.39)          (0.57)         (0.45)
Distributions from net realized gain on investments             (0.90)          (2.65)         (1.91)
 TOTAL DISTRIBUTIONS                                            (1.29)          (3.22)         (2.36)
Net Asset Value, End of Period                                $ 18.68         $ 19.10         $20.45             $18.96
Total Return/2/                                                  4.63%          10.26%         22.20%              5.98

Ratios to Average Net Assets:

Expenses3                                                        2.00%           2.07%          2.12%              2.11%/4/
Net investment income/3/                                         2.10%           2.48%          2.15%              3.37%/4/
Expenses (after waivers)                                         2.00%           2.00%          1.96%              1.96%/4/
Net investment income (after waivers)                            2.10%           2.55%          2.31%              3.52%/4/
Supplemental Data:

Net assets, end of period (000 omitted)                       $53,154         $26,487         $4,622             $   94
Portfolio turnover                                                 46%             53%            87%                74%

1 Reflects operations for the period from August 30, 1996 (date of initial public investment) to October 31, 1996.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

4 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Year Ended October 31                                        1999             1998             1997                 1996/1/
Net Asset Value, Beginning of Period                      $ 19.07          $ 20.42           $18.96               $17.89
Income From Investment Operations:

Net investment income                                        0.42             0.50             0.47                 0.04
Net realized and unrealized gain on investments              0.43             1.37             3.35                 1.03
 TOTAL FROM INVESTMENT OPERATIONS                            0.85             1.87             3.82                 1.07
Less Distributions:
Distributions from net investment income                    (0.39)           (0.57)           (0.45)
Distributions from net realized gain on investments         (0.90)           (2.65)           (1.91)
 TOTAL DISTRIBUTIONS                                        (1.29)           (3.22)           (2.36)
Net Asset Value, End of Period                            $ 18.63          $ 19.07           $20.42               $18.96
Total Return2                                                4.52%           10.21%           22.08%                5.98%

Ratios to Average Net Assets:

Expenses3                                                    2.00%            2.07%            2.12%                2.18%/4/
Net investment income3                                       2.10%            2.48%            2.15%                1.79%/4/
Expenses (after waivers)                                     2.00%            2.00%            1.96%                2.03%/4/
Net investment income (after waivers)                        2.10%            2.55%            2.31%                1.94%/4/
Supplemental Data:

Net assets, end of period (000 omitted)                   $20,385          $10,312           $1,114               $    2
Portfolio turnover                                             46%              53%              87%                  74%

1 Reflects operations for the period from August 30, 1996 (date of initial public investment) to October 31, 1996.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

4 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

OCTOBER 31, 1999

ORGANIZATION

Federated Stock and Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares:
Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide relative safety of capital with the possibility of long-term growth of capital and income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at their fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Federal Taxes

It is the Fund's policy to comply with the provision of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

 Additional information on the restricted security held at October 31, 1999 is as follows:


                                 Acquisition            Acquisition

Security                                Date                   Cost
SMFC Trust Asset-                   2/4/1998               $263,484

 Backed Certificates


Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on the trade date.

CAPITAL STOCK

At October 31, 1999, par value shares ($0.001 per share) authorized were as follows:


Class Name                        Number of Par Value Capital
                                        Stock Authorized


Class A Shares                                     750,000,000
Class B Shares                                     500,000,000
Class C Shares                                     500,000,000
 TOTAL                                           1,750,000,000

Transactions in capital stock were as follows:


Year Ended October 31                                       1999                                     1998
----------------------------------------------------------------------------------------------------------------------------------
Class A Shares                                             Shares                 Amount            Shares                Amount

----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                               4,882,384          $  93,719,414         3,542,424         $  67,544,429
Shares issued to shareholders in payment of                 675,624             12,630,340         1,276,278            23,272,273
 distributions declared

Shares redeemed                                          (4,583,925)           (86,666,074)       (2,526,870)          (48,035,912)
 NET CHANGE RESULTING FROM

 CLASS A SHARE TRANSACTIONS                                 974,083          $  19,683,680         2,291,832         $  42,780,790


Year Ended October 31                                       1999                                     1998
----------------------------------------------------------------------------------------------------------------------------------
Class B Shares                                             Shares                 Amount            Shares                Amount

----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                               1,752,255          $  33,582,244         1,213,089         $  23,170,632
Shares issued to shareholders in payment of                  99,272              1,855,955            54,776               999,932
 distributions declared

Shares redeemed                                            (392,142)            (7,502,838)         (107,363)           (2,039,916)
 NET CHANGE RESULTING FROM

 CLASS B SHARE TRANSACTIONS                               1,459,385          $  27,935,361         1,160,502         $  22,130,648


Year Ended October 31                                       1999                                     1998
----------------------------------------------------------------------------------------------------------------------------------
Class C Shares                                             Shares                 Amount            Shares                Amount

----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                 698,217          $  13,338,157           520,556         $   9,954,308
Shares issued to shareholders in payment of                  43,196                806,053            12,508               227,564
 distributions declared

Shares redeemed                                            (188,043)            (3,601,744)          (46,910)             (901,306)
 NET CHANGE RESULTING FROM

 CLASS C SHARE TRANSACTIONS                                 553,370          $  10,542,466           486,154         $   9,280,566
 NET CHANGE RESULTING FROM
 SHARE TRANSACTIONS                                       2,986,838          $  58,161,507         3,938,488         $  74,192,004

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to
(a) a maximum of 0.55% of the average daily net assets of the Fund, and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

                                         Percentage of
                                         Average Daily Net

Share Class Name                         Assets of Class

----------------------------------------------------------
Class A Shares                           0.25%
Class B Shares                           0.75%
Class C Shares                           0.75%


For the year ended October 31, 1999, Class A Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net asset for the period, plus out-of-pocket expenses

Expense Reduction

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the year, the Fund's expenses were reduced by $15,293 under these arrangements.

Interfund Transactions

For the year ended October 31, 1999, the Fund engaged in the purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common officers. These purchase and sale transactions are made at current market value pursuant to Rule 17a-7 under the Act and amounted to $46,174,275 and $19,206,312, respectively.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999, were as follows:


Purchases                                         $164,922,851
Sales                                             $120,903,680


YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND THE SHAREHOLDERS OF FEDERATED STOCK AND BOND FUND,
INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Stock and Bond Fund, Inc. as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1999 and 1998, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Stock and Bond Fund, Inc. as of October 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Boston, Massachusetts
December 17, 1999

Directors

John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

Nicholas P. Constantakis

John F. Cunningham

J. Christopher Donahue

Lawrence D. Ellis, M.D.

Peter E. Madden

Charles F. Mansfield, Jr.

John E. Murray, Jr., J.D., S.J.D.

Marjorie P. Smuts

John S. Walsh

Officers

John F. Donahue
President

J. Thomas Madden
Chief Investment Officer

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle

Executive Vice President and Secretary

Richard B. Fisher
Vice President

Richard J. Thomas
Treasurer

C. Grant Anderson
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

  This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

ANNUAL REPORT

AS OF OCTOBER 31, 1999

[LOGO OF FEDERATED WORLD-CLASS INVESTMENT MANAGER]

Federated
Stock and Bond
Fund, Inc.

Incorporated 1934

ANNUAL REPORT

[LOGO OF FEDERATED INVESTORS]

Federated Stock and Bond Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

1-800-341-7400

www.federatedinvestors.com

Federated Securities Corp., Distributor

Cusip 313911109
Cusip 313911208
Cusip 313911307

G01454-01 (12/99)

Federated is a registered mark
of Federated Investors, Inc.
1999 (c)Federated Investors, Inc.

[RECYCLED PAPER LOGO]

FEDERATED STOCK AND BOND FUND, INC.

APPENDIX 1:

The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 12/31/68 to 10/31/99. The "y" axis is measured in increments of $100,000 ranging from $0 to $500,000 and indicates that the ending value of a hypothetical initial investment of $31,000,000 in the Fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $417,158 on 10/31/99.

APPENDIX 2:

The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 12/31/68 to 10/31/99. The "y" axis is measured in increments of $50,000 ranging from $0 to $250,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the Fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $222,101 on 10/31/99.

APPENDIX 3:

The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 10/31/89 to 10/31/99. The "y" axis is measured in increments of $10,000 ranging from $0 to $80,000 and indicates that the ending value of a hypothetical initial investment of $5,000 and subsequent monthly investments of $250 over 10 years in the Fund's Class A Shares would have grown to $65,320 on 10/31/99.

APPENDIX 4:

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Stock and Bond Fund, Inc., based on a 5.50% sales load are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The Lehman Brothers Government/Corporate Bond Index (the "LBGCBI") is represented by a broken line and the Lipper Balanced Funds Average (the "LBFA") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the S&P 500 , the LBGCBI and the LBFA. The "x" axis reflects computation periods from 10/31/88 to 10/31/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 5.50% sales load, as compared to the S&P 500 , the LBGCBI and the LBFA. The ending values were $25,998, $51,434, $21,269 and $29,508, respectively. The legend in the top quadrant of the graphic presentation indicates the Fund's Class A Shares Average Annual Total Returns for the one-year, five-years and 10-years periods ended 10/31/99, and from the Fund's start of performance (12/31/68) to 10/31/99. The total returns were (0.43%), 12.96%, 10.03% and 8.77%, respectively.

APPENDIX 5:

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Stock and Bond Fund, Inc., are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The Lehman Brothers Government/Corporate Bond Index (the "LBGCBI") is represented by a broken line and the Lipper Balanced Funds Average (the "LBFA") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, the S&P 500 , the LBGCBI and the LBFA. The "x" axis reflects computation periods from 8/30/96 to 10/31/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares, as compared to the S&P 500 , the LBGCBI and the LBFA. The ending values were $14,641, $21,984, $15,330 and $12,414, respectively. The legend in the top quadrant of the graphic presentation indicates the Fund's Class B Shares Average Annual Total Returns for the one-year period ended 10/31/99, and from the Fund's start of performance (8/30/96) to 10/31/99. The total returns were (0.75%), and 12.77%, respectively.

APPENDIX 6:

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Stock and Bond Fund, Inc., are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The Lehman Brothers Government/Corporate Bond Index (the "LBGCBI") is represented by a broken line and the Lipper Balanced Funds Average (the "LBFA") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, the S&P 500 , the LBGCBI and the LBFA. The "x" axis reflects computation periods from 4/19/93 to 10/31/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares, as compared to the S&P 500 , the LBGCBI and the LBFA. The ending values were $19,443, $34,997, $21,120 and $14,866, respectively. The legend in the top quadrant of the graphic presentation indicates the Fund's Class C Shares Average Annual Total Returns for the one-year and five-years periods ended 10/31/99, and from the Fund's start of performance (4/19/93) to 10/31/99. The total returns were 3.55%, 13.33% and 10.70%, respectively.